Exhibit 99.1

CVB Financial Corp. Announces Completion of Merger with Heritage Commerce Corp

ONTARIO, Calif., April 17, 2026 (GLOBE NEWSWIRE) — CVB Financial Corp. (the “Company”) announced today that the planned mergers between CVB Financial Corp. (Nasdaq: “CVBF”) and Heritage Commerce Corp (Nasdaq: “HTBK”), and between CVBF’s wholly owned banking subsidiary, Citizens Business Bank (“CBB” and, with CVBF, “Citizens”) and HTBK’s wholly-owned banking subsidiary, Heritage Bank of Commerce (“HBC” and, with HTBK, “Heritage”), were completed on April 17, 2026. HTBK was merged with and into CVBF, and HBC was merged with and into CBB, in accordance with the terms and conditions of that certain Agreement and Plan of Reorganization and Merger (“Merger Agreement”), dated as of December 17, 2025, by and between CVBF and HTBK, in an all-stock transaction.

The acquisition of Heritage will result in Citizens’ total assets exceeding $20 billion. Citizens’ total loans will increase to approximately $12 billion and total deposits and customer repurchase agreements will increase to approximately $17 billion. This acquisition should accelerate Citizens’ growth opportunities, by incorporating Heritage’s complementary banking footprint, including 16 well-located branches in the Bay Area, and by extending Citizens’ premier business banking franchise to cover all of California’s major metropolitan areas.

“We would like to welcome Heritage’s customers, associates and shareholders to Citizens. This merger marks the most strategic and largest acquisition by asset size in our history, bringing together two premier, relationship-focused business banks and advancing our longstanding objective of expanding into the Bay Area,” said David Brager, Chief Executive Officer of Citizens.

Clay Jones, President and Chief Executive Officer of Heritage, will be joining Citizens as President of the combined organization in connection with the mergers. David Brager will continue to serve as Chief Executive Officer of Citizens. Two Heritage directors, Clay Jones and Julianne Biagini-Komas, are joining CVBF’s and CBB’s respective Boards of Directors. Their addition increases the number of CVBF and CBB directors from nine to eleven.

Corporate Overview

CVB Financial Corp. is the holding company for Citizens Business Bank, National Association. CVBF is one of the ten largest bank holding companies headquartered in California with more than $20 billion in total assets as of the closing of the mergers with HTBK and HBC. Citizens Business Bank is consistently recognized as one of the top performing banks in the nation and offers a wide array of banking, lending and investing services with more than 75 banking centers and three trust office locations serving California.

Shares of CVB Financial Corp. common stock are listed on the NASDAQ under the ticker symbol “CVBF”. For investor information on CVB Financial Corp., visit our Citizens Business Bank website at www.cbbank.com and click on the “Investors” tab.

Forward-Looking Statements

This communication may contain certain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the transaction between CVBF and Heritage, the plans, objectives, expectations and intentions of CVBF and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, estimates, uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as expect, anticipate, project, continue, believe, intend, estimate, plan, trend, objective, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995.

Although there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements or historical performance: difficulties and delays in integrating Heritage’s business, key personnel and customers into CVBF’s business and operations, and achieving anticipated synergies, cost savings and other benefits from the transaction; higher than anticipated transaction costs; deposit attrition, operating costs, customer loss and other business disruption following the merger, including difficulties in maintaining or modifying relationships with customers, vendors and employees; supply and demand for commercial or residential real estate and periodic deterioration in real estate prices and/or values in California or other states where CVBF lends; a sharp or prolonged slowdown or decline in real estate construction, sales or leasing activities; CVBF’s ability to retain and increase market share, to retain and grow customers and to control expenses; the costs or effects of other mergers, acquisitions or dispositions CVBF may make, whether CVBF is able to obtain any required governmental approvals in connection with any such mergers, acquisitions or dispositions, and/or CVBF’s ability to realize the contemplated financial or business benefits associated with any such mergers, acquisitions or dispositions; CVBF’s relationships with and reliance upon outside vendors with respect to certain of CVBF’s key internal and external systems, applications and controls; changes in the financial performance and/or condition of CVBF’s borrowers or depositors and the resulting impact on CVBF’s ability to raise capital or to make acquisitions, including as a result of the performance of other financial companies and peer group companies; CVBF’s ability to recruit and retain key executives, board members and other employees; the dilution caused by the issuance of shares of CVBF’s common stock in the transaction; possible impairment charges to goodwill, including any impairment that may result from increased volatility in CVBF’s stock price; possible credit-related impairments or declines in the fair value of loans and securities held by CVBF; volatility in the credit and equity markets and its effect on the general economy, and local, regional, national and international economic and market conditions, and the impact they may have on CVBF, its customers and capital, deposits, assets and liabilities; CVBF’s ability to attract deposits and other sources of funding or liquidity; changes in general economic, political, or industry conditions, and in conditions impacting the banking industry specifically; catastrophic events or natural disasters, including earthquakes, drought, climate change or extreme weather events that may affect CVBF’s assets, communications or computer services, customers, employees or third-party vendors; geopolitical events, including international crises and wars; public health crises and pandemics, and their effects on the economic and business environments in which CVBF operates; the strength of the United States economy and the strength of the local economies in which we conduct business; the effects of, and changes in, immigration, trade, tariff, monetary, and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; the impact of changes in financial services policies, laws, regulations, and ongoing or unanticipated regulatory or legal proceedings or outcomes, including those concerning banking, taxes, securities, and insurance, and the application thereof by regulatory agencies; the effectiveness of

CVBF’s risk management framework, quantitative models and ability to manage the risks involved in regulatory, legal or policy changes; the risks associated with CVBF’s loan portfolio, including the risks of any geographic and industry concentrations; the impact of systemic or non-systemic failures, crisis or adverse developments at other banks on general investor sentiment regarding the stability and liquidity of banks; regulatory or other governmental inquiries or investigations, and/or the results of regulatory examinations or reviews; CVBF’s ongoing relations with various federal and state regulators, including, but not limited to, the SEC, Federal Reserve Board, Office of the Comptroller of the Currency and FDIC; and other factors that may affect the future results of CVBF.

Additional factors that could cause results to differ materially from those described above can be found in CVBF’s Annual Report on Form 10-K for the year ended December 31, 2025 and subsequent Quarterly Reports on Form 10-Q, which, once filed, will be available on the SEC’s website and on CVBF’s website at http://www.cbbank.com under the “Investors” tab, and in other documents CVBF files with the SEC and, in each case, in particular, the discussion of “Risk Factors” set forth in such filings.

All forward-looking statements are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and are based on information available at that time. CVBF does not assume any obligation to update forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in circumstances or other factors affecting forward-looking statements that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. If CVBF updates one or more forward-looking statements, no inference should be drawn that CVBF will make additional updates with respect to those or other forward-looking statements. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Contact: David A. Brager

Chief Executive Officer

(909) 980-4030